Exhibit 10.1

AMENDMENT NO. 6 TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
This AMENDMENT NO. 6 TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of May 4, 2018 (this “Amendment”), is made and entered into by and between Plexus Corp., a Wisconsin corporation (“Plexus”), Plexus Intl. Sales & Logistics, LLC, a Delaware limited liability company (“PISL”), Plexus Manufacturing Sdn. Bhd., a private company limited by shares organized under the laws of Malaysia (“PM”), Plexus Services Ro SRL, a company organized and existing under the laws of Romania. (“Plexus Romania”), Plexus Corp. (UK) Limited, a company organized and existing under the laws of Scotland (“Plexus UK” and together with Plexus, PISL, PM and Plexus Romania, each, a “Seller”, and collectively, the “Sellers”), Plexus, as Seller Representative and as Guarantor, and MUFG Bank Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch) (the “Purchaser”).
WITNESSETH:
WHEREAS, the Seller Representative, the Sellers, the Guarantor and the Purchaser are parties to that certain Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of December 14, 2016 (as amended, modified or restated from time to time prior to the date hereof, the “Existing Agreement” and as amended by this Amendment, the “MARPA”); and
WHEREAS, the Sellers have requested that the Existing Agreement be amended as set forth below and the Purchaser has agreed to such request.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Agreement.
SECTION 2. Amendment. Effective as of the Effective Date (as defined in Section 3 hereof), the Existing Agreement is hereby amended as follows:
(a)    The defined term “Maximum Facility Amount” in Section 1.1 shall be amended by deleting therein the word “$160,000,000” and replacing it with “$210,000,000”.
(b)    Section 2.1 of the Existing Agreement is amended by adding the following new sentence at the end thereof:
“Notwithstanding the foregoing, if Purchaser has arranged for a participant to fund any of the proposed Receivables included in any Purchase Request, and Purchaser has not received the required funds from such participant prior to 2:00 p.m. (New York City time) on the such Purchase Date, Purchaser shall notify the relevant Seller of such Receivables that such funds have not been received and Purchaser will have no obligation to purchase such Receivables on such Purchase Date (but may purchase the other Receivables included in the relevant Purchase Request); in such event, such Seller may in its discretion submit a new Purchase Request with respect to such Receivables.”

(c)    Section 5.4 of the Existing Agreement is amended by deleting the words “fifteen (15) days” from the second sentence thereof and replacing them with the following: “thirty (30) days”.
(d)    Section 9.2(n) of the Existing Agreement is amended by adding the following immediately preceding the period at the end thereof:
“; provided, that if the Approved Obligor of such Purchased Receivables is any of Covidien AG, Covidien LP, Medtronic - Cryocath LP, Medtronic Europe S.A.R.L, Medtronic Inc., Medtronic International Trading SARL, Medtronic Japan Co LTD, Medtronic Navigation, or Medtronic Singapore Operations Pte Ltd., the Maturity Date for such Purchased Receivable is not more than ninety (90) days after the issuance date of the Invoice with respect thereto.”
(e)    Schedule A to the Existing Agreement shall be amended and restated in its entirety to read as set out on Annex A attached to this Amendment.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date on which the Purchaser shall have received, in form and substance satisfactory to it (the “Effective Date”) this Amendment, duly executed by the Sellers, the Seller Representative and the Guarantor.
SECTION 4. Representations and Warranties; Reaffirmation.
(a)    Representations and Warranties. To induce the Purchaser to enter into this Amendment, each of the Seller Representative and the Sellers hereby represents and warrants to the Purchaser that as of the date hereof, the representations and warranties made by the Sellers in the Existing Agreement are true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).
(b)    Reaffirmation. Each Seller, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the MARPA continues to be in full force and effect (as expressly amended hereby) and (ii) affirms and confirms its obligations under each of the Purchase Documents to which it is a party. On and after the effective date of this Amendment, each reference in the MARPA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the MARPA and each reference in the other documents referred to in the MARPA, “thereunder”, “thereof” or words of like import referring to the MARPA (as the case may be), shall mean and be a reference to the Purchase Agreement as amended by this Amendment. This Amendment shall constitute a Purchase Document.
(c)    Affirmation and Consent of Guarantor. Guarantor hereby consents to the amendment of the Purchase Agreement made by this Amendment, and hereby affirms and agrees that its unconditional and irrevocable guaranty contained in Section 11.4 of the Purchase Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects, and that, on and after the effective date of this Amendment, each reference in the Purchase Agreement (including in Section 11.4 thereof) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended by this Amendment.
SECTION 5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
SECTION 6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7. Explicit Acceptance. Plexus Romania hereby represents that:
(a)    it has reviewed and understood the provisions of this Amendment and it agrees with the terms thereof;
(b)    has independently decided to enter into the Amendment on the basis of its own assessment or, where it has considered necessary, based on the legal, financial or technical expertise of external independent consultants selected by it;
(c)    it is capable of understanding (by itself or assisted by any consultants that it has considered necessary) and understands and accepts the contents of all the (internal and external) clauses and all the rights and obligations it undertakes through this Amendment; and
(d)    each clause of this Amendment has been negotiated by or on behalf of Plexus Romania with the Purchaser or their representatives (for the purpose of this Clause “negotiation” meaning both the exchange of proposals between parties or their representatives which has resulted in a final agreement in relation to certain clauses, and the unconditional acceptance by a party of the clauses proposed by the other party). In particular, Plexus Romania explicitly represents that it understands and accepts each and all unusual standard clauses (as defined by Article 1203 of the Romanian Civil Code, to the extent applicable) in this Amendment and MARPA.
SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SELLERS:

PLEXUS CORP.

By:	/s/ Patrick J. Jermain
Name:	Patrick J. Jermain
Title:	Senior Vice President & Chief Financial Officer

PLEXUS INTL SALES & LOGISTICS, LLC

By:	/s/ Angelo M. Ninivaggi
Name:	Angelo M. Ninivaggi
Title:	Vice President & Secretary

PLEXUS SERVICES RO SRL

By:	/s/ Angelo M. Ninivaggi
Name:	Angelo M. Ninivaggi
Title:	Director

By:	/s/ Denis Kerr
Name:	Denis Kerr
Title:	Director

PLEXUS CORP. (UK) LIMITED

By:	/s/ Denis Kerr
Name:	Denis Kerr
Title:	Director

PLEXUS MANUFACTURING SDN. BHD

By:	/s/ Lim Yong Jim
Name:	Lim Yong Jim
Title:	Managing Director

[Signature Page Amendment No. 6]

PURCHASER:
MUFG BANK LTD.
(f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH)

By:	/s/ Dilawar Khan
Name:	Dilawar Khan
Title:	Director

[Signature Page Amendment No. 6]

ANNEX A
SCHEDULE A TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
Approved Obligors

Approved Obligor	Approved Obligor Sublimit (USD)	Approved Obligor Buffer Period (days)	Applicable Margin